WisdomTree Trust

WisdomTree Mortgage Plus Bond Fund (MTGP)

(the “Fund”)

Supplement dated July 10, 2025 to the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) for the Fund, as supplemented

The information below supplements, and should be read in conjunction with, the Prospectus and SAI.

Effective immediately, Jeff Dutra no longer serves as a Portfolio Manager of the Fund. Accordingly, all references to Jeff Dutra in the Prospectus and SAI are hereby deleted. Messrs. Goodson, Abshire, and McWhorter continue to serve as Portfolio Managers of the Fund.

The change described above will not affect the day-to-day management of the Fund or its Total Annual Fund Operating Expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-MTGP-0725